UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2026

Date of Report (Date of earliest event reported)

Biodesix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39659	20-3986492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 West Dillon Rd.
Louisville, Colorado	80027
(Address of Principal Executive Office	(Zip Code)

Registrant’s telephone number, including area code: (303) 417-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	BDSX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Biodesix, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on May 19, 2026. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of two Class III director nominees to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) the approval, on a non-binding advisory basis of the compensation of the Company’s named executive officers, (iii) the approval, on a non-binding advisory basis of the frequency of solicitation of advisory votes to approve named executive officer compensation and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

As of March 23, 2026, the record date for the Annual Meeting, there were 10,107,219 shares of the Company’s common stock, par value $0.001 per share issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, both director nominees were elected, the compensation of the Company’s named executive officers was approved on a non-binding advisory basis, the frequency of solicitation of advisory votes to approve named executive officer compensation was approved on a non-binding advisory basis and the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.

At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following two persons as the Class III directors of the Company, each to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jean Franchi	6,191,974	0	721,832	1,784,659
Hany Massarany	6,847,586	0	66,220	1,784,659

2.	At the Annual Meeting, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,618,755	283,474	11,577	1,784,659

3.

At the Annual Meeting, the stockholders approved, on a non-binding advisory basis, the frequency of solicitation of advisory votes to approve named executive officer compensation by the vote indicated below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
6,114,363	4,393	777,394	17,656	1,784,659

4.

At the Annual Meeting, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,695,977	59	2,429	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODESIX, INC.

Dated: May 20, 2026	By:	/s/ Robin Harper Cowie
	Name:	Robin Harper Cowie
	Title:	Chief Financial Officer